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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                ----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 28, 2003
                                                           ------------


                           Moore Wallace Incorporated
                           --------------------------
             (Exact name of registrant as specified in its charter)



            Canada                       1-8014                 98-0154502
            ------                       ------                 ----------
State or other jurisdiction of      (Commission File          (IRS Employer
        incorporation)                   Number             Identification No.)



                   6100 Vipond Drive
              Mississauga, Ontario, Canada                       L5T 2X1
              ----------------------------                       -------
        (Address of principal executive offices)                (Zip Code)


                                 (905) 362-3100
                                 --------------
              (Registrant's telephone number, including area code)


                            Moore Corporation Limited
                            -------------------------
          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure.

At an investor meeting hosted by Morgan Stanley on May 28, 2003, the Corporation reaffirmed its guidance for second quarter 2003 results (earnings per share of at least $.17) and full year 2003 results (earnings per share of at least $.88) and synergy savings resulting from the merger with Wallace Computer Services, Inc. of at least $50 million.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MOORE WALLACE INCORPORATED

Date:  May 28, 2003                By: /s/  Theodore J. Theophilos
                                       ------------------------------
                                       Name:  Theodore J. Theophilos
                                       Title: Executive Vice President,
                                                Business and Legal Affairs,
                                                and Secretary